Goodwill	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 5 – Goodwill

As of September 30, 2020, the Company had goodwill of $29,689 in connection with the acquisition of the assets in October 2019 associated with and related to a retail vitamin, supplements and nutrition store located in McKinney, Texas.

Goodwill is not amortized, but is evaluated for impairment annually or when indicators of a potential impairment are present. The annual evaluation for impairment of goodwill is based on valuation models that incorporate assumptions and internal projections of expected future cash flows and operating plans. The Company believes such assumptions are also comparable to those that would be used by other marketplace participants. The Company determined no impairment adjustment was necessary for the periods presented.

Note 4 – Goodwill

As of December 31, 2019, the Company had goodwill of $29,689 in connection with the acquisition of the assets associated with and related to a retail vitamin, supplements and nutrition store located in Mckinney, TX, see Note 3.

Goodwill is not amortized, but is evaluated for impairment annually or when indicators of a potential impairment are present. The annual evaluation for impairment of goodwill is based on valuation models that incorporate assumptions and internal projections of expected future cash flows and operating plans. The Company believes such assumptions are also comparable to those that would be used by other marketplace participants. The Company determined no impairment adjustment was necessary for the periods presented.